UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2014 (August 12, 2014)

SMTP, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	001-36280	05-0502529
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Innovative Way, Suite 3330, Nashua, NH	03062
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 877-705-9362

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, including those regarding the Asset Purchase Agreement (as defined) and Equity Interest Purchase Agreement (as defined), future financial and operating results, the expected closing of the Asset Purchase Agreement or the Equity Interest Purchase Agreement and any other statements about SMTP, Inc.’s future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as anticipate, intend, believe, estimate, plan, seek, project or expect, may, will, would, could or should, the negative of these terms or other comparable terminology. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including; difficulties in integration or a failure to attain anticipated operating results or synergies, each of which could affect the accretiveness of the acquisition, and the other factors described in SMTP’s periodic reports filed with the Securities and Exchange Commission. SMTP undertakes no obligation to update forward looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in future operating results, financial condition or business over time. You are further advised to review the Risk Factors set forth in SMTP’s Annual Report on Form 10-K, which further detail and supplement the factors described in this paragraph.

Item 1.01 Entry into a Material Definitive Agreement.

(a)

Asset Purchase Agreement – SharpSpring, LLC

On August 12, 2014, SMTP, Inc. (“SMTP”) entered into an Asset Purchase Agreement (“Asset Purchase Agreement”) with SharpSpring, LLC, a Delaware limited liability company (“SharpSpring”) under which SMTP will purchase and assume from SharpSpring, substantially all the assets, and certain specified liabilities, of SharpSpring, and assign the acquired assets and assumed liabilities to SMTP’s recently formed wholly owned subsidiary SMTP SharpSpring Sub, Inc. (“SMTP Sub”), which, pursuant to the Asset Purchase Agreement and certain ancillary agreements, will engage in the business of creating, marketing and/or selling software that provides for marketing automation, call tracking, website traffic analytics and/or customer relationship management.

Pursuant to the Asset Purchase Agreement, and subject to the terms and conditions contained therein, at the closing, SharpSpring will sell to SMTP the purchased assets, and SMTP will assume SharpSpring’s assumed liabilities, all as more fully described in the Asset Purchase Agreement. The purchase price is payable as follows: $5,000,000 in cash payable by SMTP to SharpSpring at closing, subject to certain adjustments; plus $6,000,000 in cash payable pursuant to the earn-out provision (“Earn-Out Cash Component”) described in the Asset Purchase Agreement; plus (c) up to $4,000,000 in SMTP common stock payable pursuant to the earn-out provision (“Earn-Out Stock Component”) described in the Asset Purchase Agreement. The Earn-Out Cash Component and Earn-Out Stock Component are secured pursuant to a security agreement executed by SMTP Sub, granting a security interest to SharpSpring in the purchased assets; and a pledge agreement executed by SMTP, granting a security interest to SharpSpring in 100% of the capital stock of SMTP Sub. Additionally, as a condition to the closing of the Asset Purchase Agreement, SMTP Sub will be managed pursuant to certain employee agreements that SMTP Sub agreed to enter into with the former key employees of SharpSpring.

The Asset Purchase Agreement includes customary representations, warranties and covenants by the parties and the closing of the Asset Purchase Agreement is subject to customary closing conditions. A copy of the Asset Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

(b)

Equity Interest Purchase Agreement – InterInbox, SA and Related Entities engaged in GraphicMail Business

On August 14, 2014, SMTP, Inc. (“SMTP”) entered into an Equity Interest Purchase Agreement (“Equity Interest Purchase Agreement”) among each of the individual shareholders and entities listed on Exhibit A to the Equity Interest Purchase Agreement (together, “Sellers,” and each a “Seller”), for the purchase of 100% of the equity interest owned, directly or indirectly, in InterInbox SA, a Swiss  corporation, ERNEPH 2012A (Pty) Ltd. dba ISMS, a South African limited company, ERNEPH 2012B (Pty) Ltd. dba GraphicMail South Africa, a South African limited company, and Quattro Hosting LLC, a Delaware  limited liability company (all such entities are referred to collectively as the “GraphicMail Companies” or the “GraphicMail Group,” and individually as a “Graphic Mail Company”). The Sellers are the record and beneficial owners of 100% of the shares (“Shares”) of the domestic and international GraphicMail Companies that collectively operate as the GraphicMail email marketing platform business that is distributed directly and indirectly through channel partners to its international client base of over 35,000 customers.

Pursuant to the Equity Interest Purchase Agreement, and on the terms and subject to the conditions contained therein, at the closing, Sellers will sell to SMTP the Shares, all as more fully described in the Equity Interest Purchase Agreement. The aggregate purchase price SMTP will pay for the GraphicMail Group is $2.6 million in cash, $2.6 million in stock of the Company, and up to $0.6 million in cash pursuant to the earn-out provisions of the Equity Interest Purchase Agreement. The price for the Shares is subject to certain adjustments as contemplated in the Equity Interest Purchase Agreement. The $2.6 million cash and $2.6 million stock payments, subject to the adjustments as contemplated in the Equity Interest Purchase Agreement, will be provided by SMTP to the Sellers upon the closing of the Equity Interest Purchase Agreement.

The Equity Interest Purchase Agreement includes customary representations, warranties and covenants by the parties and the closing of the Equity Interest Purchase Agreement is subject to customary closing conditions. A copy of the Equity Interest Purchase Agreement is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

Item 8.01  Other Events.

On August 15, 2014, SMTP, Inc. issued a press release announcing its entry into the Asset Purchase Agreement and the Equity Interest Purchase Agreement.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.

Description

2.1

Asset Purchase Agreement – SharpSpring

2.2

Equity Interest Purchase Agreement - GraphicMail

99.1

Press Release Dated 08/15/14 – Entry into Asset Purchase Agreement/Equity Interest Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMTP, INC.

By:	/s/ Jonathan M. Strimling
Jonathan M. Strimling,
Chief Executive Officer

Dated: August 15, 2014